Exhibit 10.1

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT, dated as of February 24, 2023 (this “Amendment”), is among AMERICAN HONDA FINANCE CORPORATION, (the “Borrower”) the banks party hereto (the “Banks”), MUFG Bank, Ltd., as Administrative Agent and the other agents party hereto. Terms are defined in the Credit Agreement unless otherwise defined herein.

WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain $3,500,000,000 364-Day Credit Agreement dated as of February 25, 2022 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Commitment Termination Date be extended by 364 days and that the Credit Agreement be amended in certain respects, as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Commitment Termination Date” in its entirety and replacing it with the following new defined term:

“ ‘Commitment Termination Date’ shall mean, subject in all cases, to the date the Commitments or this Agreement are cancelled or terminated pursuant to the terms hereof, the later of (a) February 23, 2024, and (b) if maturity is extended upon the request of the Borrower pursuant to Section 2.8(a), such extended maturity date as determined pursuant to such Section; provided, however, that the Commitment Termination Date of any Bank that is a Non-Extending Bank shall be the Existing Termination Date for all purposes of this Agreement; provided, that if such day is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day.”

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Sanctioned Person” in its entirety and replacing it with the following new defined term:

“ ‘Sanctioned Person’ shall mean, at any time, any Person subject of Sanctions, including, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or other relevant sanctions authority (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any Person or Persons described under clause (a) or (b) above.”

(c) Section 8.18 of the Credit Agreement is hereby amended by deleting the existing section in its entirety and replacing it with the following new Section 8.18:

“ ‘8.18 OFAC; Anti-Corruption Laws. (a) Neither the Borrower, its Subsidiaries or their respective directors and officers, nor, to the knowledge of the Borrower, any of their respective agents, employees or controlled affiliates is an individual or entity currently the subject or target of any Sanctions. (b) The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 and other similar anti-corruption legislation in other jurisdictions applicable to the Borrower and its Subsidiaries, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.”

SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective as of February 24, 2023 (the “Amendment Effective Date”) when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Administrative Agent:

(a) the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Borrower, the Banks and the Administrative Agent;

(b) the Administrative Agent shall have received an Officer’s Certificate of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower’s Board of Directors or Funding Committee, as the case may be, approving or consenting to this Amendment and such extension and (ii) certifying that, before and after giving effect to this Amendment and such extension, (A) the representations and warranties of the Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or similar concept applies to any representation or warranty, such representation or warranty shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2, the representations and warranties contained in Section 8.4(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 9.1 of the Credit Agreement, and (B) no Default or Event of Default exists;

(c) The representations and warranties made by the Borrower in Section 8 of the Credit Agreement shall be true and correct on and as of the date of the Amendment Effective Date with the same force and effect as if made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true correct and in all respects as of such earlier date);

(d) Evidence that there shall not have occurred a material adverse change since March 31, 2022 in the business, operations or financial condition of the Borrower and the Subsidiaries, taken as a whole, or in the facts and information regarding such entities as represented to date;

(e) at least five days prior to the Amendment Effective Date, the Borrower shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower; and

(f) the Administrative Agent shall have received (i) reimbursement from the Borrower for costs incurred in connection with this Amendment and all reasonable fees and expenses of counsel to the Administrative Agent shall have been paid and (ii) payment of all fees owed by the Borrower as of the Amendment Effective Date under that certain Fee Letter dated as of January 25, 2023, by and among the Borrower, the Administrative Agent and JPMorgan Chase Bank, N.A.

SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to the Banks and the Administrative Agent as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s organization documents; (b) conflict with or violate any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Borrower is a party or by which it is bound, (c) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (d) violate any law.

3.2 No Consents. No consent, approval, authorization, order or decree of, or notice to or filing with, any Governmental Authority is required for the consummation of the transactions contemplated by this Amendment, except for such informational filings as may be required under applicable securities laws.

3.3 Validity, etc. This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.4 No Default. No Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment.

3.5 Representations and Warranties. The representations and warranties of the Borrower contained in Section 8 of the Credit Agreement (as amended hereby) and in the other Credit Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any such representation or warranty, such representation or warranty is true and correct in all respects) on and as of the Amendment Effective Date and after giving effect thereto, as though made on and as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date).

SECTION 4. MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement and a Credit Document thereunder. The Credit Agreement, as amended hereby, and all other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Credit Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof. “The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent and digital copies of a signatory’s manual signature, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.”

4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7 Jurisdiction/Waiver of Jury Trial/. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS OF SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT RELATING TO JURISDICTION AND WAIVER OF THE RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

4.8 Successors and Assigns. Subject to any restrictions on assignment contained in the Credit Agreement, the Credit Agreement and this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

AMERICAN HONDA FINANCE CORPORATION

By:	/s/ Paul C. Honda
Name:	Paul C. Honda
Title:	Vice President and Assistant Secretary

[Signature Page to First Amendment to 364-Day Credit Agreement]

MUFG BANK, LTD.,
as Administrative Agent and as Auction Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

MUFG BANK, LTD.,
as a Bank

By:	/s/ Masahiro Oyama
Name:	Masahiro Oyama
Title:	Managing Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Bank

By:	/s/ John Getchius
Name:	John Getchius
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ Myrna F Green
Name:	Myrna F Green
Title:	Assistant Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

BARCLAYS BANK PLC,
as a Bank

By:	/s/ Charlene Saldanha
Name:	Charlene Saldanha
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

BNP PARIBAS,
as a Bank

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

By:	/s/ Nicolas Doche
Name:	Nicolas Doche
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

CITIBANK, N.A.,
as a Bank

By:	/s/ Susan Olsen
Name:	Susan Olsen
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

MIZUHO BANK, LTD., as a Bank

By:	/s/ Yuka Koide Giles
Name:	Yuka Koide Giles
Title:	Executive Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Bank

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

SOCIÉTÉ GÉNÉRALE,
as a Bank

By:	/s/ Kimberly Metzger
Name:	Kimberly Metzger
Title:	Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Bank

By:	/s/ Tadahiro Tsukada
Name:	Tadahiro Tsukada
Title:	Executive Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Jonathan D. Beck
Name:	Jonathan D. Beck
Title:	Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Executive Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Bank

By:	/s/ David Perlman
Name:	David Perlman
Title:	Authorized Signatory

[Signature Page to First Amendment to 364-Day Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Jerrod Clements
Name:	Jerrod Clements
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

ING BANK N.V., DUBLIN BRANCH,
as a Bank

By:	/s/ Cormac Langford
Name:	Cormac Langford
Title:	Director

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

[Signature Page to First Amendment to 364-Day Credit Agreement]

THE BANK OF NEW YORK MELLON,
as a Bank

By:	/s/ Tak Cheng
Name:	Tak Cheng
Title:	Vice President

[Signature Page to First Amendment to 364-Day Credit Agreement]

EXHIBIT A TO

FIRST AMENDMENT

SCHEDULE I

TO CREDIT AGREEMENT

Commitments

Bank	Commitment
MUFG Bank, Ltd.	$315,000,000.00
JPMorgan Chase Bank, N.A.	$305,000,000.00
Bank of America, N.A.	$300,000,000.00
Barclays Bank PLC	$300,000,000.00
BNP Paribas	$300,000,000.00
Citibank, N.A.	$300,000,000.00
Mizuho Bank, Ltd.	$300,000,000.00
Deutsche Bank AG New York Branch	$205,000,000.00
Société Générale	$205,000,000.00
Sumitomo Mitsui Banking Corporation	$205,000,000.00
Wells Fargo Bank, National Association	$205,000,000.00
Australia and New Zealand Banking Group Limited	$150,000,000.00
The Toronto Dominion Bank, New York Branch	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
ING Bank N.V., Dublin Branch	$60,000,000.00
The Bank of New York Mellon	$50,000,000.00

Total:	$3,500,000,000.00